Exhibit 99.1

SBC Medical Group Acquires MB Career Lounge ～ “JUN CLINIC” Joins the Group, Strengthening Competitive Position in a Growing Market

IRVINE, Calif. July 17, 2025 (BUSINESS WIRE) — SBC Medical Group Holdings Incorporated (Nasdaq: SBC) (“SBC Medical” or the “Company”), a global franchise and provider of services for aesthetic clinics, announced that, on July 17, 2025, it acquired MB career lounge, Co., Ltd. (“MB career lounge”), a privately-held provider of management support services for medical institutions, specializing in consulting, training, and human resources solutions in Japan, through a share purchase transaction for cash consideration.

Through this transaction, JUN CLINIC, operated by Medical Corporation Misakikai and supported by MB career lounge, will join SBC Medical’s clinic network, contributing to portfolio diversification and is expected to enhance revenue stability.

“The surging demand for personalized aesthetic solutions, particularly ‘Customized Laser Treatment,’ underscores a rapidly expanding market. JUN CLINIC’s proven success in diverse environments, from the developing regional market of Nagano to the highly competitive urban centers of Ginza and Shirokane, demonstrates a robust and easily scalable business model poised for nationwide expansion. By combining our strengths with MB career lounge and JUN CLINIC, we will strengthen our portfolio of aesthetic dermatology and plastic surgery services, enhancing our ability to serve our customers more effectively and further positioning the Company to capitalize on the growing demand for high-quality aesthetic medical services,” said Yoshiyuki Aikawa, Founder and Chief Executive Officer of SBC Medical. “This acquisition marks another important step in our growth strategy, accelerating regional expansion, diversifying service offerings, and reinforcing our commitment to driving long-term shareholder value. We look forward to welcoming the MB career lounge and JUN CLINIC team and working together to drive continued success.”

Japan’s aesthetic medicine market reached ¥631 billion in 2024, representing year-over-year growth of 6.2%, and is expected to continue its steady expansion.* Against this backdrop, SBC Medical is pleased to welcome JUN CLINIC—an established provider of both aesthetic dermatology and plastic surgery services—into its growing clinic network.

JUN CLINIC is a network of clinics across multiple locations, including Shirokane, Ginza, Tama Plaza, Yokohama, and Nagano, serving a diverse customer base across both metropolitan and regional areas. Renowned for its personalized treatment approach, the clinic offers a comprehensive suite of services including laser therapies, injectables, and thread lifts, all tailored to individual skin conditions and administered under the supervision of a board-certified dermatologist.

This acquisition enables SBC Medical to accelerate regional expansion, broaden its customer base and strengthen its business model by reducing reliance on any single procedure or geography. With JUN Clinic’s long-standing reputation and stable revenue base, the acquisition is expected to enhance SBC Medical’s financial performance. Looking ahead, SBC Medical will continue to pursue strategic acquisitions and partnerships with high-quality medical institutions to support long-term growth and drive greater corporate value within the healthcare industry.

The addition of this sophisticated treatment platform aligns with SBC Medical’s strategy of diversifying its service offerings and expanding its portfolio to embrace the significant trend of personalized medicine. The global demand for customized, non-invasive aesthetic solutions has the potential to achieve meaningful and durable growth. SBC Medical endeavors to capture this high-value market segment, including through integration of JUN CLINIC’s proven model and its team of highly skilled professionals—validated by their role as a certified facility for the prestigious Customized Treatment Study Group.

(*Source: Yano Research Institute Ltd., “Survey on Japan’s Aesthetic Medicine Market 2025”)

About MB career lounge, Co., Ltd.

MB career lounge, Co., Ltd. is a consulting firm specializing in the aesthetic medical industry. MB career lounge offers a wide range of training and networking programs designed to enhance the knowledge, skills, and career development of doctors, nurses, and clinic managers. In addition to educational initiatives, MB career lounge provides comprehensive consulting services, including support for clinic startups, marketing strategies, operational optimization, management structure development, and selection and implementation of aesthetic medical devices. MB career lounge also provides management support for JUN CLINIC, operated by the medical corporation Misakikai. MB career lounge’s mission is to help clinics solve management challenges, achieve sustainable growth, and build trusted practices that patients choose. https://mbcareer.jp/ (Japanese only)

Transaction Overview

Transaction Type: Share acquisition with cash consideration

Closing Date: July 17, 2025

Consolidation Date: Q3 2025

Funding Source: Bank loan

About SBC Medical

SBC Medical, headquartered in Irvine, California and Tokyo, Japan, owns and provides management services and products to cosmetic treatment centers. The Company is primarily focused on providing comprehensive management services to franchisee clinics, including but not limited to advertising and marketing needs across various platforms (such as social media networks), staff management (such as recruitment and training), booking reservations for franchisee clinic customers, assistance with franchisee employee housing rentals and facility rentals, construction and design of franchisee clinics, medical equipment and medical consumables procurement (resale), the provision of cosmetic products to franchisee clinics for resale to clinic customers, licensure of the use of patent-pending and non-patented medical technologies, trademark and brand use, IT software solutions (including but not limited to remote medical consultations), management of the franchisee clinic’s customer rewards program (customer loyalty point program), and payment tools for the franchisee clinics. For more information, visit https://sbc-holdings.com/

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s acquisition of MB career lounge, product launch plans and strategies; growth in revenue and earnings; and business prospects. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” “targets” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

Contacts

SBC Medical Group Holdings Incorporated　(Asia)

Hikaru Fukui / Head of Investor Relations　E-mail: ir@sbc-holdings.com

Akiko Wakiyama/ Head of Public Relations E-mail: pr@sbc-holdings.com

ICR LLC (In the US)

Bill Zima / Managing Partner　Email: bill.zima@icrinc.com